EXHIBIT 23.2

                                   CONSENT OF
                               MALEA FARSAI, ESQ.

      I hereby consent to reference to me under the caption "Experts" in this Registration Statement on Form SB-2 (Registration No. 333-_________) and in the related Prospectus.

/s/ Malea Farsai
-------------------------
MALEA FARSAI
GENERAL COUNSEL
NETSOL TECHNOLOGIES, INC.
CALABASAS, CALIFORNIA
DATE: JUNE 15, 2004